Exhibit 10.2

TERM NOTE

Lender: GACP II L.P.

Principal Amount: $20,000,000.00	June 14, 2018

FOR VALUE RECEIVED, the undersigned, JAKKS Pacific, Inc., a Delaware corporation, Disguise, Inc., a Delaware corporation, JAKKS Sales LLC, a Delaware limited liability company, Maui, Inc., an Ohio corporation, Moose Mountain Marketing, Inc., a New Jersey corporation, and Kids Only, Inc., a Massachusetts corporation (together, “Borrowers”), hereby jointly and severally promise to pay to Lender set forth above (“Lender”) the Principal Amount set forth above, or, if less, the aggregate unpaid principal amount of all Term Loans of Lender to Borrowers, together with interest thereon at the rates specified in the Term Loan Agreement from the date made until such principal amount is paid in full, payable at such times and in such amounts as are specified in the Term Loan Agreement.

Both principal and interest are payable in Dollars to Agent at its address set forth in the Term Loan Agreement, in immediately available funds.

This Term Note is one of the Term Notes referred to in, and is entitled to the benefits of, the Term Loan Agreement dated as of June 14, 2018 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), among Borrowers, JAKKS Pacific, Inc., as Borrower Representative, the other Credit Parties party thereto, Lenders, and GACP Finance Co., LLC, as Agent for Lenders and the other Secured Parties. Capitalized terms used herein but not defined herein have the meanings ascribed to such terms in the Term Loan Agreement.

The Term Loan Agreement contains provisions for acceleration of the maturity of the unpaid principal amount of this Term Note upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity upon the terms and conditions specified therein.

This Term Note is a Loan Document, is entitled to the benefits of the Loan Documents and is subject to certain provisions of the Term Loan Agreement, including Sections 10.15(b) (Submission to Jurisdiction), 10.16 (Waiver of Jury Trial), 10.20 (Joint and Several) and 12.03 (Other Interpretive Provisions) thereof.

This Term Note is a registered obligation, transferable only upon notation in the Register, and no assignment hereof shall be effective until recorded therein.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each Borrower has caused this Term Note to be executed and delivered by its duly authorized officer as of the date first set forth above.

“Borrowers”

JAKKS PACIFIC, INC.	MAUI, INC.

By:	By:
Name:	Name:
Title:	Title:

DISGUISE, INC.	MOOSE MOUNTAIN MARKETING, INC.

By:	By:
Name:	Name:
Title:	Title:

KIDS ONLY, INC.

By:
Name:
Title:

JAKKS SALES LLC

By:
Name:
Title: